                       CONNING CORPORATION

                    1996 FLEXIBLE STOCK PLAN

                       CONNING CORPORATION
                    1996 FLEXIBLE STOCK PLAN

                        TABLE OF CONTENTS

                                                             Page
                                                             ----
ARTICLE I - NAME AND PURPOSE
     1.1  Name . . . . . . . . . . . . . . . . . . . . . . . .  1
     1.2  Purpose. . . . . . . . . . . . . . . . . . . . . . .  1

ARTICLE II - DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION
     2.1  General Definitions. . . . . . . . . . . . . . . . .  1
          (a)  Affiliate . . . . . . . . . . . . . . . . . . .  1
          (b)  Agreement . . . . . . . . . . . . . . . . . . .  1
          (c)  Benefit . . . . . . . . . . . . . . . . . . . .  1
          (d)  Board . . . . . . . . . . . . . . . . . . . . .  1
          (e)  Cash Award. . . . . . . . . . . . . . . . . . .  1
          (f)  Change of Control . . . . . . . . . . . . . . .  1
          (g)  Code. . . . . . . . . . . . . . . . . . . . . .  2
          (h)  Company . . . . . . . . . . . . . . . . . . . .  2
          (i)  Committee . . . . . . . . . . . . . . . . . . .  2
          (j)  Common Stock. . . . . . . . . . . . . . . . . .  2
          (k)  Effective Date. . . . . . . . . . . . . . . . .  2
          (l)  Employee. . . . . . . . . . . . . . . . . . . .  2
          (m)  Employer. . . . . . . . . . . . . . . . . . . .  2
          (n)  Exchange Act. . . . . . . . . . . . . . . . . .  2
          (o)  Fair Market Value . . . . . . . . . . . . . . .  2
          (p)  Fiscal Year . . . . . . . . . . . . . . . . . .  2
          (q)  ISO . . . . . . . . . . . . . . . . . . . . . .  2
          (r)  NQSO. . . . . . . . . . . . . . . . . . . . . .  2
          (s)  Option. . . . . . . . . . . . . . . . . . . . .  2
          (t)  Other Stock Based Award . . . . . . . . . . . .  2
          (u)  Parent. . . . . . . . . . . . . . . . . . . . .  2
          (v)  Participant . . . . . . . . . . . . . . . . . .  3
          (w)  Performance Share . . . . . . . . . . . . . . .  3
          (x)  Plan. . . . . . . . . . . . . . . . . . . . . .  3
          (y)  Restricted Stock. . . . . . . . . . . . . . . .  3
          (z)  Rule 16b-3. . . . . . . . . . . . . . . . . . .  3
          (aa) SEC . . . . . . . . . . . . . . . . . . . . . .  3
          (bb) Share . . . . . . . . . . . . . . . . . . . . .  3
          (cc) SAR . . . . . . . . . . . . . . . . . . . . . .  3
          (dd) Subsidiary. . . . . . . . . . . . . . . . . . .  3
     2.2  Other Definitions. . . . . . . . . . . . . . . . . .  3

                                    -i-

     2.3  Conflicts in Plan. . . . . . . . . . . . . . . . . .  3

ARTICLE III - COMMON STOCK
     3.1  Number of Shares . . . . . . . . . . . . . . . . . .  4
     3.2  Reusage. . . . . . . . . . . . . . . . . . . . . . .  4
     3.3  Adjustments. . . . . . . . . . . . . . . . . . . . .  4

ARTICLE IV - ELIGIBILITY
     4.1  Determined By Committee or Board . . . . . . . . . .  4

ARTICLE V - ADMINISTRATION
     5.1  Committee or Board . . . . . . . . . . . . . . . . .  4
     5.2  Authority. . . . . . . . . . . . . . . . . . . . . .  5
     5.3  Delegation . . . . . . . . . . . . . . . . . . . . .  5
     5.4  Adjudication of Claims . . . . . . . . . . . . . . .  5

ARTICLE VI - AMENDMENT
     6.1  Power of Board . . . . . . . . . . . . . . . . . . .  6
     6.2  Limitation . . . . . . . . . . . . . . . . . . . . .  6

ARTICLE VII - TERM AND TERMINATION
     7.1  Term . . . . . . . . . . . . . . . . . . . . . . . .  6
     7.2  Termination. . . . . . . . . . . . . . . . . . . . .  6

ARTICLE VIII - MODIFICATION OR TERMINATION OF BENEFITS
     8.1  General. . . . . . . . . . . . . . . . . . . . . . .  7
     8.2  Right to Modify. . . . . . . . . . . . . . . . . . .  7

ARTICLE IX - CHANGE OF CONTROL
     9.1  Right of Committee or Board. . . . . . . . . . . . .  7

ARTICLE X - AGREEMENTS AND CERTAIN BENEFITS
     10.1 Grant Evidenced by Agreement . . . . . . . . . . . .  7
     10.2 Provisions of Agreement. . . . . . . . . . . . . . .  8
     10.3 Certain Benefits . . . . . . . . . . . . . . . . . .  8

ARTICLE XI - REPLACEMENT AND TANDEM AWARDS
     11.1 Replacement. . . . . . . . . . . . . . . . . . . . .  8
     11.2 Tandem Awards. . . . . . . . . . . . . . . . . . . .  8

ARTICLE XII - PAYMENT, DIVIDENDS, DEFERRAL AND WITHHOLDING
     12.1 Payment. . . . . . . . . . . . . . . . . . . . . . .  8
     12.2 Dividend Equivalents . . . . . . . . . . . . . . . .  9

                                    -ii-

     12.3 Deferral . . . . . . . . . . . . . . . . . . . . . .  9
     12.4 Withholding. . . . . . . . . . . . . . . . . . . . .  9

ARTICLE XIII - OPTIONS
     13.1 Types of Options . . . . . . . . . . . . . . . . . .  9
     13.2 Shares for ISOs. . . . . . . . . . . . . . . . . . .  9
     13.3 Grant of ISOs and Option Price . . . . . . . . . . .  9
     13.4 Other Requirements for ISOs. . . . . . . . . . . . . 10
     13.5 NQSOs. . . . . . . . . . . . . . . . . . . . . . . . 10
     13.6 Limitation Shares Covered by Options . . . . . . . . 10
     13.7 Determination by Committee . . . . . . . . . . . . . 10

ARTICLE XIV - SARS
     14.1 Grant and Payment. . . . . . . . . . . . . . . . . . 10
     14.2 Grant of Tandem Award. . . . . . . . . . . . . . . . 10
     14.3 ISO Tandem Award . . . . . . . . . . . . . . . . . . 10
     14.4 Payment of Award . . . . . . . . . . . . . . . . . . 10
     14.5 Limitation on SARs . . . . . . . . . . . . . . . . . 10

ARTICLE XV - RESTRICTED STOCK
     15.1 Description. . . . . . . . . . . . . . . . . . . . . 11
     15.2 Cost of Restricted Stock . . . . . . . . . . . . . . 11
     15.3 Non-Transferability. . . . . . . . . . . . . . . . . 11

ARTICLE XVI - PERFORMANCE SHARES
     16.1 Description. . . . . . . . . . . . . . . . . . . . . 11
     16.2 Grant. . . . . . . . . . . . . . . . . . . . . . . . 11

ARTICLE XVII - CASH AWARDS
     17.1 Grant. . . . . . . . . . . . . . . . . . . . . . . . 11
     17.2 Limitation on Amount . . . . . . . . . . . . . . . . 12
     17.3 Restrictions . . . . . . . . . . . . . . . . . . . . 12

ARTICLE XVIII - OTHER STOCK BASED AWARDS AND OTHER BENEFITS
     18.1 Other Stock Based Awards . . . . . . . . . . . . . . 12
     18.2 Other Benefits . . . . . . . . . . . . . . . . . . . 12

ARTICLE XIX - MISCELLANEOUS PROVISIONS
     19.1 Underscored References . . . . . . . . . . . . . . . 12
     19.2 Number and Gender. . . . . . . . . . . . . . . . . . 12
     19.3 Governing Law. . . . . . . . . . . . . . . . . . . . 12
     19.4 Purchase for Investment. . . . . . . . . . . . . . . 12
     19.5 No Employment Contract . . . . . . . . . . . . . . . 13

                                    -iii-

     19.6 No Effect on Other Benefits. . . . . . . . . . . . . 13
     19.7 Section 16 Fail-Safe Provision . . . . . . . . . . . 13
     19.8 Section 162(m) Fail-Safe Provision . . . . . . . . . 13

                       CONNING CORPORATION
                    1996 FLEXIBLE STOCK PLAN

                          ARTICLE I
                          ---------

                      NAME AND PURPOSE
                      ----------------

         1.1   Name.  The name of this Plan is the "Conning
               ----
Corporation 1996 Flexible Stock Plan."

         1.2   Purpose.  The Company has established this Plan
               -------
to attract, retain, motivate and reward Employees and other individuals, to encourage ownership of the Company's Common Stock by Employees and other individuals, and to promote and further the best interests of the Company by granting cash and other awards.

                         ARTICLE II
                         ----------

       DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION
       ----------------------------------------------

         2.1   General Definitions.  The following words and
               -------------------
phrases, when used in the Plan, unless otherwise specifically defined or unless the context clearly otherwise requires, shall have the following respective meanings:

               (a)  Affiliate.  A Parent or Subsidiary of the
                    ---------
     Company.

               (b)  Agreement.  The document which evidences
                    ---------
     the grant of any Benefit under the Plan and which sets forth the Benefit and the terms, conditions and provisions of, and restrictions relating to, such Benefit.

               (c)  Benefit.  Any benefit granted to a
                    -------
     Participant under the Plan.

               (d)  Board.  The Board of Directors of the
                    -----
     Company.

               (e)  Cash Award.  A Benefit payable in the form
                    ----------
     of cash.

               (f)  Change of Control.  The acquisition,
                    -----------------
     without the approval of the Board, by any person or entity, other than the Company or a Related Entity, of more than 20% of the outstanding shares of the Company's voting common stock through a tender offer, exchange offer or otherwise; the liquidation or dissolution of the Company following a sale or other disposition of all or substantially all of its assets;
     a merger or consolidation involving the Company which results in the Company not being the surviving parent corporation; or any time during any two-year period in which individuals who constituted the Board at the start of such period (or whose election was approved by at least two-thirds of the then members of the Board who were members at the start of the two-year period) do not constitute at least 50% of the Board for any reason. A Related Entity is the Parent, a Subsidiary or any employee benefit plan (including a trust forming a part of such a plan) maintained by the Parent, the Company or a Subsidiary.

               (g)  Code.  The Internal Revenue Code of 1986,
                    ----
     as amended. Any reference to the Code includes the regulations promulgated pursuant to the Code.

               (h)  Company.  Conning Corporation, a Missouri
                    -------
     corporation.

               (i)  Committee.  The Committee described in
                    ---------
     Section 5.1.

               (j)  Common Stock.  The Company's Class B Non-
                    ------------
     Voting Common Stock which presently has a par value of $.01 per Share.

               (k)  Effective Date.  The date that the Plan is
                    --------------
     approved by the shareholders of the Company which must occur within one year before or after approval by the Board. Any grants of Benefits prior to the approval by the shareholders of the Company shall be void if such approval is not obtained.

               (l)  Employee.  Any person employed by the
                    --------
     Employer.

               (m)  Employer.  The Company and all Affiliates.
                    --------

               (n)  Exchange Act.  The Securities Exchange Act
                    ------------
     of 1934, as amended.

               (o)  Fair Market Value.  The value of a Share as
                    -----------------
     determined by the Board of Directors or the Committee.

               (p)  Fiscal Year.  The taxable year of the
                    -----------
     Company which is the calendar year.

               (q)  ISO.  An Incentive Stock Option as defined
                    ---
     in Section 422 of the Code.

               (r)  NQSO.  A Non-Qualified Stock Option, which
                    ----
     is an Option that does not qualify as an ISO.

               (s)  Option.  An option to purchase Shares
                    ------
     granted under the Plan.

               (t)  Other Stock Based Award.  An award under
                    -----------------------
     ARTICLE XVIII that is valued in whole or in part by reference to, or is otherwise based on, Common Stock.

               (u)  Parent.  Any corporation (other than the
                    ------
     Company or a Subsidiary) in an unbroken chain of corporations ending with the Company, if, at the time of the grant of an Option or other Benefit, each of the corporations (other than the Company or a Subsidiary) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               (v)  Participant.  An individual who is granted
                    -----------
     a Benefit under the Plan. Benefits may be granted only to Employees, employees and owners of entities which are not Affiliates but which have a direct or indirect ownership interest in an Employer or in which an Employer has a direct or indirect ownership interest, individuals who, and employees and owners of entities which, are customers and suppliers of an Employer, individuals who, and employees and owners of entities which, render services to an Employer, and individuals who, and employees and owners of entities, which have ownership or business affiliations with any individual or entity previously described.

               (w)  Performance Share.  A Share awarded to a
                    -----------------
     Participant under ARTICLE XVI of the Plan.

               (x)  Plan.  The Conning Corporation 1996
                    ----
     Flexible Stock Plan and all amendments and supplements to it.

               (y)  Restricted Stock.  Shares issued under
                    ----------------
     ARTICLE XV of the Plan.

               (z)  Rule 16b-3.  Rule 16b-3 promulgated by the
                    ----------
     SEC, as amended, or any successor rule in effect from time to time.

               (aa) SEC.  The Securities and Exchange
                    ---
     Commission.

               (bb) Share.  A share of Common Stock.
                    -----

               (cc) SAR  A stock appreciation right, which is
                    ---
     the right to receive an amount equal to the appreciation, if any, in the Fair Market Value of a Share from the date of the grant of the right to the date of its payment.

               (dd) Subsidiary.  Any corporation, other than
                    ----------
     the Company, in an unbroken chain of corporations beginning with the Company if, at the time of grant of an Option or other Benefit, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         2.2   Other Definitions.  In addition to the above
               -----------------
definitions, certain words and phrases used in the Plan and any Agreement may be defined in other portions of the Plan or in such Agreement.

         2.3   Conflicts in Plan.  In the case of any conflict
               -----------------
in the terms of the Plan relating to a Benefit, the provisions in the ARTICLE of the Plan which specifically grants such Benefit shall control those in a different ARTICLE.

                         ARTICLE III
                         -----------

                        COMMON STOCK
                        ------------

         3.1   Number of Shares.  The number of Shares which
               ----------------
may be issued or sold or for which Options, SARs or Performance
Shares may be granted under the Plan shall be 2,100,000 Shares.

         3.2   Reusage.  If an Option or SAR expires or is
               -------
terminated, surrendered, or cancelled without having been fully exercised, if Restricted Shares or Performance Shares are forfeited, or if any other grant results in any Shares not being issued, the Shares covered by such Option or SAR, grant of Restricted Shares, Performance Shares or other grant, as the case may be, shall again be available for use under the Plan.

         3.3   Adjustments.  If there is any change in the
               -----------
Common Stock of the Company by reason of any stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, the number of SARs and number and class of shares available for Options and grants of Restricted Stock, Performance Shares and Other Stock Based Awards and the number of Shares subject to outstanding Options, SARs, grants of Restricted Stock and Performance Shares which are not vested, and Other Stock Based Awards, and the price thereof, as applicable, shall be appropriately adjusted by the Committee.

                         ARTICLE IV
                         ----------

                         ELIGIBILITY
                         -----------

         4.1   Determined By Committee or Board.  The
               --------------------------------
Participants and the Benefits they receive under the Plan shall be determined by the Board or, subject to Section 5.3, the Committee. In making determinations, the Committee or Board shall consider past, present and expected future contributions of Participants and potential Participants to the Employer, including, without limitation, the performance of, or the refraining from the performance of, services.

                          ARTICLE V
                          ---------

                       ADMINISTRATION
                       --------------

         5.1   Committee or Board.  The Plan shall be
               ------------------
administered by the Board or the Committee. The Committee shall consist of two or more members of the Board. The members of the Committee shall be appointed by and shall serve at the pleasure of the Board, which may from time to time appoint members in substitution for members previously appointed and fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

         5.2   Authority.  Subject to the terms of the Plan,
               ---------
the Board and, subject to Section 5.3, the Committee shall have discretionary authority to:

               (a) determine the individuals to whom Benefits are granted, the type and amounts of Benefits to be granted and the time of all such grants;

               (b) determine the terms, conditions and provisions of, and restrictions relating to, each Benefit granted;

               (c)  interpret and construe the Plan and all
     Agreements;

               (d)  prescribe, amend and rescind rules and
     regulations relating to the Plan;

               (e)  determine the content and form of all
     Agreements;

               (f) determine all questions relating to Benefits under the Plan;

               (g) maintain accounts, records and ledgers relating to Benefits;

               (h) maintain records concerning its decisions and proceedings;

               (i) employ agents, attorneys, accountants or other persons for such purposes as the Committee considers necessary or desirable;

               (j)  take, at anytime, any action permitted by
     Section 9.1 irrespective of whether any Change of Control has occurred or is imminent; and

               (k) do and perform all acts which it may deem necessary or appropriate for the administration of the Plan and carry out the purposes of the Plan.

         5.3   Delegation.  Except as required by Rule 16b-3
               ----------
with respect to grants of Options, Stock Appreciation Awards, Performance Shares, Other Stock Based Awards, or other Benefits to individuals who are subject to Section 16 of the Exchange Act or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Board may delegate all or any part of its authority under the Plan to the Committee, and the Committee may delegate all or any part of its authority under the Plan to any Employee, Employees or committee.

         5.4   Adjudication of Claims.  The Committee shall
               ----------------------
have discretionary authority to make all determinations as to the right to Benefits under the Plan. In the event that a Participant believes he has not received the Benefits to which he is entitled under the Plan, a claim shall be made in writing to the Committee. The claim shall be reviewed by the Committee. If the claim is approved or denied, in full or in part, the Committee shall provide a written notice of approval or denial within 90 days with, in the case of a denial, the specific reasons for the denial and specific reference to the provisions of the Plan and/or Agreement upon which the denial is based. A claim shall be deemed denied if the Committee does not take any action within the aforesaid 90 day period. If a claim is denied or deemed denied and a review is desired, the Participant shall notify the Committee in writing within 60 days of the receipt of notice of denial or the date on which the claim is deemed to be denied, as the case may be. In requesting a review, the Participant may review the Plan or any document relating to it and submit any written issues and comments he may deem appropriate. The Committee shall then review the claim and provide a written decision within 60 days. This decision, if adverse to the Participant, shall state the specific reasons for the decision and shall include reference to specific provisions of the Plan and/or Agreement on which the decision is based. The Committee's decision on review shall be final.

                         ARTICLE VI
                         ----------

                          AMENDMENT
                          ---------

         6.1   Power of Board.  Except as hereinafter provided,
               --------------
the Board shall have the sole right and power to amend the Plan at any time and from time to time.

         6.2   Limitation.  The Board may not amend the Plan,
               ----------
without approval of the shareholders of the Company:

               (a) in a manner which would cause Options which are intended to qualify as ISOs to fail to qualify;

               (b) in a manner which would cause the Plan to fail to meet the requirements of Rule 16b-3; or

               (c)  in a manner which would violate applicable law.

                         ARTICLE VII
                         -----------

                    TERM AND TERMINATION
                    --------------------

         7.1   Term.  The Plan shall commence as of the
               ----
Effective Date and, subject to the terms of the Plan, including those requiring approval by the shareholders of the Company and those limiting the period over which ISOs or any other Benefits may be granted, shall continue in full force and effect until terminated.

         7.2   Termination.  The Plan may be terminated at any
               -----------
time by the Board.

                        ARTICLE VIII
                        ------------

           MODIFICATION OR TERMINATION OF BENEFITS
           ---------------------------------------

         8.1   General.  Subject to the provisions of
               -------
Section 8.2, the amendment or termination of the Plan shall not adversely affect a Participant's right to any Benefit granted prior to such amendment or termination.

         8.2   Right to Modify.  Any Benefit granted may be
               ---------------
converted, modified, forfeited or cancelled, in whole or in part, by the Board or the Committee if and to the extent permitted in the Plan or applicable Agreement or with the consent of the Participant to whom such Benefit was granted.

                         ARTICLE IX
                         ----------

                      CHANGE OF CONTROL
                      -----------------

         9.1   Right of Committee or Board.  In order to
               ---------------------------
maintain a Participant's rights in the event of a Change in Control, the Board or the Committee, in its sole discretion, may, in any Agreement evidencing a Benefit, or at any time prior to, or simultaneously with or after a Change in Control, provide such protection as it may deem necessary. Without, in any way, limiting the generality of the foregoing sentence or requiring any specific protection, the Board or Committee may:

               (a) provide for the acceleration of any time periods relating to the exercise or realization of such Benefit so that such Benefit may be exercised or realized in full on or before a date fixed by the Committee;

               (b) provide for the purchase of such Benefit, upon the Participant's request, for an amount of cash equal to the amount which could have been attained upon the exercise or realization of such Benefit had such Benefit been currently exercisable or payable;

               (c) make such adjustment to the Benefits then outstanding as the Committee deems appropriate to reflect such transaction or change; and/or

               (d) cause the Benefits then outstanding to be assumed, or new Benefits substituted therefor, by the surviving corporation in such change.

                          ARTICLE X
                          ---------

               AGREEMENTS AND CERTAIN BENEFITS
               -------------------------------

        10.1   Grant Evidenced by Agreement.  The grant of any
               ----------------------------
Benefit under the Plan may be evidenced by an Agreement which shall describe the specific Benefit granted and the terms and conditions of the Benefit. The granting of any Benefit shall be subject to, and conditioned upon, the recipient's execution of any Agreement required by the Board or the Committee. Except as otherwise provided in an Agreement, all capitalized terms used in the Agreement shall have the same meaning as in the Plan, and the Agreement shall be subject to all of the terms of the Plan.

        10.2   Provisions of Agreement.  Each Agreement shall
               -----------------------
contain such provisions that the Committee shall determine to be necessary, desirable and appropriate for the Benefit granted which may include, but not be limited to, the following with respect to any Benefit: description of the type of Benefit; the Benefit's duration; its transferability; if an Option, the exercise price, the exercise period and the person or persons who may exercise the Option; the effect upon such Benefit of the Participant's death or termination of employment; the Benefit's conditions; when, if, and how any Benefit may be forfeited, converted into another Benefit, modified, exchanged for another Benefit, or replaced; and the restrictions on any Shares purchased or granted under the Plan.

        10.3   Certain Benefits.  Any Benefit granted to an
               ----------------
individual who is subject to Section 16 of the Exchange Act shall be not transferable other than by will or the laws of descent and distribution and shall be exercisable during his lifetime only by him, his guardian or his legal representative, unless otherwise specifically provided in the Option.

                         ARTICLE XI
                         ----------

                REPLACEMENT AND TANDEM AWARDS
                -----------------------------

        11.1   Replacement.  The Board or Committee may permit
               -----------
a Participant to elect to surrender a Benefit in exchange for a new
Benefit.

        11.2   Tandem Awards.  Awards may be granted by the
               -------------
Board or the Committee in tandem. However, no Benefit may be granted in tandem with an ISO except SARs.

                         ARTICLE XII
                         -----------

        PAYMENT, DIVIDENDS, DEFERRAL AND WITHHOLDING
        --------------------------------------------

        12.1   Payment.  Upon the exercise of an Option or in
               -------
the case of any other Benefit that requires a payment to the Company, the amount due the Company is to be paid:

               (a)  in cash;

               (b) by the tender to the Company of Shares owned by the optionee and registered in his name having a Fair Market
     Value equal to the amount due to the Company;

               (c)  in other property, rights and credits,
     including the Participant's promissory note;

               (d) in cash, but by means of a so-called "cashless exercise" of an Option; and/or

               (e) by any combination of the payment methods specified in (a), (b), (c) and (d) above.

Notwithstanding, the foregoing, any method of payment other than
(a) may be used only with the consent of the Board or the Committee or if and to the extent so provided in an Agreement. The proceeds of the sale of Common Stock purchased pursuant to an Option and any payment to the Company for other Benefits shall be added to the general funds of the Company or to the Shares held in treasury, as the case may be, and used for the corporate purposes of the Company as the Board shall determine.

        12.2   Dividend Equivalents.  Grants of Benefits in
               --------------------
Shares or Share equivalents may include dividend equivalent payments or dividend credit rights.

        12.3   Deferral.  The right to receive any Benefit
               --------
under the Plan may, at the request of the Participant, be deferred for such period and upon such terms as the Committee shall determine, which may include crediting of interest on deferrals of cash and crediting of dividends on deferrals denominated in Shares.

        12.4   Withholding.  The Company may, at the time any
               -----------
distribution is made under the Plan, whether in cash or in Shares, or at the time any Option is exercised, withhold from such distribution or Shares issuable upon the exercise of an Option, any amount necessary to satisfy federal, state and local income and/or other tax withholding requirements with respect to such distribution or exercise of such Options. The Committee or the Company may require a participant to tender to the Company cash in the amount necessary to comply with any such withholding requirements.


                        ARTICLE XIII
                        ------------

                           OPTIONS
                           -------

        13.1   Types of Options.  It is intended that both ISOs
               ----------------
and NQSOs may be granted by the Committee under the Plan.

        13.2   Shares for ISOs.  The number of Shares for which
               ---------------
ISOs may be granted on or after the Effective Date shall not exceed 2,100,000 Shares.

        13.3   Grant of ISOs and Option Price.  Each ISO must
               ------------------------------
be granted to an Employee and granted within ten years from the earlier of the date of adoption by the Board or the Effective Date. The purchase price for Shares under any ISO shall be no less than the Fair Market Value of the Shares at the time the Option is granted.

        13.4   Other Requirements for ISOs.  The terms of each
               ---------------------------
Option which is intended to qualify as an ISO shall meet all requirements of Section 422 of the Code.

        13.5   NQSOs.  The terms of each NQSO shall provide
               -----
that such Option will not be treated as an ISO. The purchase price for Shares under any NQSO shall be the Fair Market Value of the Shares at the time the Option is granted.

        13.6   Limitation on Shares Covered by Options.  The
               ---------------------------------------
maximum number of Shares with respect to which (a) ISOs plus
(b) NQSOs where the purchase price for Shares upon exercise of the NQSO is no less than the Fair Market Value of the Shares at the time of grant which may be granted to any Participant in any one year period shall not exceed 250,000 Shares. For purposes of the preceding sentence, the Shares covered by an Option that is cancelled shall count against the maximum number of Shares, and, if the exercise price under an Option is reduced, the transaction shall be treated as a cancellation of the Option and a grant of a new Option.

        13.7   Determination by Board or the Committee.  Except
               ---------------------------------------
as otherwise provided in Section 13.2 through Section 13.6, the terms of all Options shall be determined by the Board or the Committee.


                         ARTICLE XIV
                         -----------

                            SARS
                            ----

        14.1   Grant and Payment.  The Committee may grant
               -----------------
SARs. Upon electing to receive payment of a SAR, a Participant shall receive payment in cash, in Common Stock, or in any combination of cash and Common Stock, as the Committee shall determine.

        14.2   Grant of Tandem Award.  The Committee may grant
               ---------------------
SARs in tandem with an Option, in which case: the exercise of the Option shall cause a correlative reduction in SARs standing to a Participant's credit which were granted in tandem with the Option; and the payment of SARs shall cause a correlative reduction of the Shares under such Option.

        14.3   ISO Tandem Award.  When SARs are granted in
               ----------------
tandem with an ISO, the SARs shall have such terms and conditions as shall be required for the ISO to qualify as an ISO.

        14.4   Payment of Award.  SARs shall be paid, to the
               ----------------
extent payment is elected by the Participant (and is otherwise due and payable), as soon as practicable after the date on which such election is made.

        14.5   Limitation on SARs.  The maximum number of SARs
               ------------------
which may be granted to any Participant in any one year period shall not exceed 250,000 SARs. For purposes of the preceding sentence, the SARs covered by a grant of SARs that is cancelled shall count against the maximum number of SARs, and, if the Fair Market Value of a Share on which the appreciation under a grant of SARs will be calculated is reduced, the transaction will be treated as a cancellation of the SARs and the grant of a new grant of SARs.

                         ARTICLE XV
                         ----------

                      RESTRICTED STOCK
                      ----------------

        15.1   Description.  The Committee may grant Benefits
               -----------
in Shares available under ARTICLE III of the Plan as Restricted Stock. Shares of Restricted Stock shall be issued and delivered at the time of the grant but shall be subject to forfeiture until provided otherwise in the applicable Agreement or the Plan. Each certificate representing Shares of Restricted Stock shall bear a legend referring to the Plan and the risk of forfeiture of the Shares and stating that such Shares are nontransferable until all restrictions have been satisfied and the legend has been removed. The grantee shall be entitled to full voting and dividend rights with respect to all shares of Restricted Stock from the date of grant.

        15.2   Cost of Restricted Stock.  Grants of Shares of
               ------------------------
Restricted Stock shall be made at a per Share cost to the Participant equal to par value.

        15.3   Non-Transferability.  Shares of Restricted Stock
               -------------------
shall not be transferable until after the removal of the legend with respect to such Shares.

                         ARTICLE XVI
                         -----------

                     PERFORMANCE SHARES
                     ------------------

        16.1   Description.  Performance Shares are the right
               -----------
of an individual to whom a grant of such Shares is made to receive Shares or cash equal to the Fair Market Value of such Shares at a future date in accordance with the terms of such grant. Generally, such right shall be based upon the attainment of targeted profit and/or performance objectives.

        16.2   Grant.  The Committee may grant an award of
               -----
Performance Shares. The number of Performance Shares and the terms and conditions of the grant shall be set forth in the applicable
Agreement.

                        ARTICLE XVII
                        ------------

                         CASH AWARDS
                         -----------

        17.1   Grant.  The Committee may grant Cash Awards at
               -----
such times and (subject to Section 17.2) in such amounts as it deems appropriate.

        17.2   Limitation on Amount.  The Amount of any Cash
               --------------------
Award in any Fiscal Year to any Participant who is subject to
Section 16 of the Exchange Act shall not exceed the greater of $100,000 or 50% of his cash compensation (excluding any Cash Award under this ARTICLE XVII) for such Fiscal Year.

        17.3   Restrictions.  Cash Awards may be subject or not
               ------------
subject to conditions (such as an investment requirement), restricted or nonrestricted, vested or subject to forfeiture and may be payable currently or in the future or both.


                        ARTICLE XVIII
                        -------------

         OTHER STOCK BASED AWARDS AND OTHER BENEFITS
         -------------------------------------------

        18.1   Other Stock Based Awards.  The Committee or
               ------------------------
Board shall have the right to grant Other Stock Based Awards which may include, without limitation, the grant of Shares based on certain conditions, the payment of cash based on the performance of the Common Stock, and the grant of securities convertible into Shares.

        18.2   Other Benefits.  The Committee or Board shall
               --------------
have the right to provide types of Benefits under the Plan in addition to those specifically listed, if it believes that such Benefits would further the purposes for which the Plan was established.

                         ARTICLE XIX
                         -----------

                  MISCELLANEOUS PROVISIONS
                  ------------------------

        19.1   Underscored References.  The underscored
               ----------------------
references contained in the Plan are included only for convenience, and they shall not be construed as a part of the Plan or in any respect affecting or modifying its provisions.

        19.2   Number and Gender.  The masculine and neuter,
               -----------------
wherever used in the Plan, shall refer to either the masculine, neuter or feminine; and, unless the context otherwise requires, the singular shall include the plural and the plural the singular.

        19.3   Governing Law.  This Plan shall be construed and
               -------------
administered in accordance with the laws of the State of Missouri.

        19.4   Purchase for Investment.  The Committee or Board
               -----------------------
may require each person purchasing Shares pursuant to an Option or other award under the Plan to represent to and agree with the Company in writing that such person is acquiring the Shares for investment and without a view to distribution or resale. The certificates for such Shares may include any legend which the Committee or Board deems appropriate to reflect any restrictions on transfer. All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee or Board may deem advisable under all applicable laws, rules and regulations, and the Committee or Board may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

        19.5   No Employment Contract.  The adoption of the
               ----------------------
Plan shall not confer upon any Employee any right to continued employment nor shall it interfere in any way with the right of the Employer to terminate the employment of any of its Employees at any time.

        19.6   No Effect on Other Benefits.  The receipt of
               ---------------------------
Benefits under the Plan shall have no effect on any benefits to which a Participant may be entitled from the Employer, under another plan or otherwise, or preclude a Participant from receiving any such benefits.

        19.7   Section 16 Fail-Safe Provision.  With respect to
               ------------------------------
Participants subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3. If and to the extent any provision of the Plan or action by the Board, Committee, or the Committee's designee fails to so comply, it shall be deemed null and void.

        19.8   Section 162(m) Fail-Safe Provision.  If Code
               ----------------------------------
Section 162(m) is applicable to the Company and to a Participant, ISOs, NQSOs where the exercise price is no less than fair market value at the time of grant, and SARs granted to any such Participant are intended to meet the requirements of other performance-based compensation under Section 162(m)(4)(C), so that any remuneration resulting from the grant of any such Benefit to such Participant will not be considered "applicable employee remuneration" within the meaning of Code Section 162(m)(4). If and to the extent any provision of the Plan or action by the Board, Committee, or the Committee's designee is contrary to such intention, it shall be deemed null and void.